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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 25, 1995

                             THE HERTZ CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
           DELAWARE                          1-7541                         13-1938568
 (STATE OR OTHER JURISDICTION       (COMMISSION FILE NUMBER)             (I.R.S. EMPLOYER
      OF INCORPORATION)                                                IDENTIFICATION NO.)

 225 BRAE BOULEVARD, PARK RIDGE, NEW JERSEY                       07656-0713
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)
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       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 307-2000

                                 NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                              PAGE 1 OF 10 PAGES.

                        THE EXHIBIT INDEX IS ON PAGE 3.

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ITEM 5.  OTHER EVENTS.

     Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 33-54183) filed by The Hertz Corporation ("Hertz"), with the Securities and Exchange Commission covering Senior Debt Securities issuable under an Indenture dated as of December 1, 1994, between Hertz and First Fidelity Bank, National Association, as Trustee (the "Indenture"). On January 25, 1995, Hertz offered for sale $150,000,000 principal amount of 8.30% Senior Notes due February 2, 1998, to be issued under the Indenture. The exhibits consist of the form of such Senior Notes, the Computation of Ratio of Earnings to Fixed Charges for the year ended December 31, 1994, and Selected Financial Data of Hertz for the years ended December 31, 1994, 1993, 1992, 1991 and 1990.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) EXHIBITS.

         (4) Form of 8.30% Senior Notes due February 2, 1998, to be issued by Hertz under the Indenture.

        (12) Computation of Consolidated Ratio of Earnings to Fixed Charges for the year ended December 31, 1994.

        (99) Selected Financial Data of The Hertz Corporation for the years ended December 31, 1994, 1993, 1992, 1991 and 1990.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  THE HERTZ CORPORATION
                                                       (Registrant)

                                          By:      /s/  LEO A. MASSAD, JR.
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                                                    Leo A. Massad, Jr.
                                                   Staff Vice President
                                                      and Controller
                                              (Principal Accounting Officer)

Dated: February 1, 1995

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                                 EXHIBIT INDEX

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EXHIBIT NO.                                   DESCRIPTION                                   PAGE
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
   4           Form of 8.30% Senior Notes due February 2, 1998, to be issued by Hertz
                 under the Senior Indenture..............................................     4-7
  12           Computation of Consolidated Ratio of Earnings to Fixed Charges for the
                 year ended December 31, 1994............................................       8
  99           Selected Financial Data of The Hertz Corporation for the years ended
                 December 31, 1994, 1993, 1992, 1991 and 1990............................    9-10
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